UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST
INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
INVESCO HIGH YIELD INVESTMENTS FUND, INC.
INVESCO INSURED MUNICIPAL BOND TRUST
INVESCO INSURED MUNICIPAL INCOME TRUST
INVESCO INSURED MUNICIPAL SECURITIES
INVESCO INSURED MUNICIPAL TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
INVESCO MUNICIPAL PREMIUM INCOME TRUST
INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL SECURITIES
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INVESCO CLOSED-END FUNDS

1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To Be Held July 14, 2011

Notice is hereby given to the holders of common shares of beneficial interest or, as applicable, common stock (the “Common Shares”) and, as applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each of the Invesco Closed-End Funds listed on Annex A (the “Funds”) to the attached Joint Proxy Statement that the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) will be held at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046, on July 14, 2011 at 3:00 p.m. C.D.T., for the following purposes:

1. To elect Trustees/Directors in the following manner:

(a) With respect to ICS, IMS, MSY, OIA, OIB, and OIC, to elect six Trustees/Directors by the holders of Common Shares. Each elected Trustee/Director will serve for a three-year term or until a successor shall have been duly elected and qualified.

(b) With respect to IIC, IQC, IMC, IIM, IMT, PIA, IQN, IQI, and IQM, to elect five Trustees/Directors by the holders of Common Shares and Preferred Shares voting together, and one Trustee/Director by the holders of Preferred Shares voting separately. Each elected Trustee/Director shall serve for a three-year term or until a successor shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on May 18, 2011 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

By order of the Board of Trustees/Directors

/s/ John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary

June 6, 2011

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the Secretary of the respective Fund by calling 1-800-341-2929, Option 2, or by writing to the Secretary of the respective Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Shareholders of the Funds are invited to attend the Meeting in person. If you do not expect to attend the Meeting in person, please indicate your voting instructions on the enclosed proxy card(s), date and sign such proxy card(s), and return it (them) in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or record your voting instructions by telephone or via the internet.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.

If you have any questions, please contact us at Invesco Investment Services, Inc.’s 24-hour Automated Investor Line at 1-800-341-2929, Option 1, or on the internet at www.invesco.com/us.

The Board of Trustees/Directors of each Fund recommends that you cast your vote FOR ALL of the nominees for the Board of Trustees/Directors listed in the Joint Proxy Statement.

Your vote is important.
Please return your proxy card(s) or record your voting instructions by telephone or via the internet promptly no matter how many shares you own.

JOINT PROXY STATEMENT
INVESCO CLOSED-END FUNDS

1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

JOINT ANNUAL MEETING OF SHAREHOLDERS
July 14, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE MEETING TO BE HELD ON JULY 14, 2011: THE JOINT PROXY
STATEMENT IS AVAILABLE AT THE WEBSITE ADDRESS LOCATED ON THE
ENCLOSED PROXY CARDS.

Introduction

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the respective Board of Trustees/Directors (the “Board”) of each of the Invesco Closed-End Funds listed on Annex A to this Joint Proxy Statement (the “Funds”) of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046, on July 14, 2011, at 3:00 p.m. C.D.T. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying proxy cards is June 6, 2011.

Participating in the Meeting are holders of common shares of beneficial interest or, as applicable, common stock (the “Common Shares”) and, for those Funds with outstanding preferred shares of beneficial interest (the “Preferred Shares”), the holders of Preferred Shares. Annex A to this Joint Proxy Statement includes information on the number of outstanding Common Shares and Preferred Shares of each Fund. The Common Shares and the Preferred Shares of the Funds are sometimes referred to herein collectively as the “Shares.” The Meeting is scheduled as a joint meeting because the shareholders of the Funds are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interests of the shareholders of each Fund. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

Annex A lists the stock symbols by which the Funds sometimes are referred to in this Joint Proxy Statement.

The Board has fixed the close of business on May 18, 2011 as the record date (the “Record Date”) for the determination of holders of Shares of each Fund entitled to vote at the Meeting.

If you have any questions about the Proposal, please contact us at Invesco Investment Services, Inc.’s 24-hour Automated Investor Line at 1-800-341-2929, Option 1, or on the internet at www.invesco.com/us.

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the Secretary of the respective Fund by calling 1-800-341-2929, Option 2, or by writing to the Secretary of the respective Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

The following table summarizes the proposal (the “Proposal”) to be presented at the Meeting and the shareholders entitled to vote.

The Proposal: Election of Trustees/Directors

Shareholders
Funds:	Nominees for Election:	Entitled to Vote

ICS, IMS, MSY, OIA, OIB, and OIC	David C. Arch, Bob R. Baker, Frank S. Bayley, Larry Soll, Philip A. Taylor, and Wayne W. Whalen	Common

IIC, IQC, IMC, IIM, IMT, PIA, IQN, IQI, and IQM	David C. Arch, Bob R. Baker, Larry Soll, Philip A. Taylor, and Wayne W. Whalen	Common and Preferred, voting together

IIC, IQC, IMC, IIM, IMT, PIA, IQN, IQI, and IQM	Frank S. Bayley	Preferred, voting separately

Voting

Shareholders of a Fund on the Record Date are entitled to one vote per Share, and a proportional vote for each fractional Share, with respect to the nominees for whom they are entitled to vote under the Proposal, with no Share having cumulative voting rights.

The affirmative vote of a majority of the outstanding Shares of a Fund present in person or by proxy and entitled to vote at the Meeting is required to elect each nominee for Trustee/Director of such Fund designated to be elected by the holders of the outstanding Shares of such Fund. The affirmative vote of a majority of the Preferred Shares of a Fund present at the Meeting in person or by proxy and entitled to vote at the Meeting is required to elect a nominee for Trustee/Director of such Fund designated to be elected by the holders of the Preferred Shares of each such Fund.

The Board of each Fund recommends that you cast your vote FOR ALL of the nominees.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies on which no vote is indicated will be voted “FOR” each nominee as to whom they are entitled to be voted. Proxies marked “WITHHOLD” will not be voted “FOR” the indicated nominee, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “against” a nominee. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will not count as votes in favor of the Proposal, but will be deemed to be present at the Meeting for purposes of determining a quorum. Broker non-votes arise when shares are held in “street name” by brokers who have discretion to vote on one proposal, but who have not received instructions with respect to a non-discretionary proposal from the beneficial owners or other persons entitled to vote. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by their brokers in favor of the Proposal. Because the only proposal is for the election of Trustees/Directors, the Funds do not expect to receive any abstentions or broker non-votes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Shareholders who wish to vote at the Meeting and who hold their shares in “street name” through a brokerage or similar account should obtain a “legal proxy” from their broker in order to vote at the Meeting.

The Funds know of no business other than the proposals described in this Proxy Statement that will, or are proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment. If a quorum is not present at the Meeting, it may be adjourned by the Chairman (for each Fund except MSY and PIT) or by a majority of the votes present or represented by proxy, to allow additional solicitations of proxies in order to attain a quorum. The shareholders present in person or represented by proxy and entitled to vote at the Meeting will also have the power to adjourn the Meeting from time to time if the vote required to approve or reject any proposal described in the original notice of the Meeting is not obtained (with proxies being voted for or against adjournment consistent with the votes for and against the proposal for which the required vote has not been obtained). The affirmative vote of the holders of a majority of the Shares then present in person or represented by proxy shall be required to adjourn the Meeting.

Investment Adviser

The investment adviser for each Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309. The Adviser and its predecessors have been investment advisers since 1976. The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to each Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, are Invesco Asset Management Deutschland Gmbh, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Trimark Ltd. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”). The Adviser and each Sub-Adviser are indirect wholly owned subsidiaries of Invesco Ltd.

Other Service Providers

Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund which are not required to be performed by the Adviser under its investment advisory agreement with each Fund. The custodian for each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The transfer agent for each Fund is Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078.

THE PROPOSAL:

ELECTION OF TRUSTEES/DIRECTORS

Six Trustees/Directors are to be elected by the shareholders of each Fund at the Meeting. All nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

With respect to ICS, IMS, MSY, OIA, OIB, and OIC, holders of Common Shares will vote with respect to the election of David C. Arch, Bob R. Baker, Frank S. Bayley, Larry Soll, Philip A. Taylor, and Wayne W. Whalen.

With respect to IIC, IQC, IMC, IIM, IMT, PIA, IQN, IQI, and IQM, holders of Preferred Shares, voting as a separate class, will vote with respect to the election of Frank S. Bayley, while holders of Common Shares and holders of Preferred Shares will vote together with respect to David C. Arch, Bob R. Baker, Larry Soll, Philip A. Taylor, and Wayne W. Whalen.

If elected, each nominee will serve until the later of such Fund’s Annual Meeting of Shareholders in 2014 or until his or her successor has been duly elected and qualified. As in the past, only one class of Trustees/Directors is being submitted to shareholders of each Fund for election at the Meeting. The Declaration of Trust or Articles of Incorporation, as applicable, of each Fund provides that the Board shall be divided into three classes, which must be as nearly equal in number as possible. For each Fund, the Trustees/Directors of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees/Directors will expire annually and any particular Trustee/Director stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees/Directors of a Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable state law based on the state of organization of each Fund, each Fund’s Declaration of Trust or Articles of Incorporation, as applicable, and each Fund’s Bylaws.

The group of Trustees/Directors up for election in any given year are the same for each Fund. The following table indicates the Trustees/Directors in each such group and the period for which each group currently serves:

Group I*	Group II**	Group III***

Albert R. Dowden	David C. Arch	James T. Bunch
Prema Mathai-Davis	Bob R. Baker	Bruce L. Crockett
Hugo F. Sonnenschein	Frank S. Bayley	Rod Dammeyer
Raymond Stickel, Jr.	Larry Soll	Jack M. Fields
	Philip A. Taylor	Martin L. Flanagan
	Wayne W. Whalen	Carl Frischling

*	Currently serving until the year 2013 Annual Meeting or until their successors have been duly elected and qualified.

**	To serve until the year 2014 Annual Meeting or until their successors have been duly elected and qualified.

***	Currently serving until the year 2012 Annual Meeting or until their successors have been duly elected and qualified.

Although each Fund votes on the same Trustees/Directors at the same time, the classification by which each Fund refers to such groups is different. IIC, IQC, IMC, IIM, MSY, OIC, IQN, and IQM classify Group I above as Class I, Group II above as Class II, and Group III above as Class III. OIB classifies Group I above as Class II, Group II above as Class III, and Group III above as Class I. ICS, IMS, IMT, IQI, OIA, and PIA classify Group I above as Class III, Group II above as Class I, and Group III above as Class II.

Information Regarding the Trustees/Directors

The business and affairs of the Funds are managed under the direction of the Board. The tables below list the incumbent Trustees/Directors and nominees for Trustee/Director, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Trustees/Directors of the Funds generally serve three-year terms or until their successors are duly elected and qualified. The address of each Trustee/Director is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Interested Trustees/Directors
			Number of	Other
			Funds in Fund	Trusteeship(s)/
Name, Year of			Complex	Directorship(s)
Birth and Position(s) Held	Trustee/Director	Principal Occupation(s)	Overseen by	Held by
with the Funds	Since	During Past 5 Years	Trustee/Director	Trustee/Director

Martin L. Flanagan(1) — 1960 Trustee/Director	2010	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.	194	None

Interested Trustees/Directors
			Number of	Other
			Funds in Fund	Trusteeship(s)/
Name, Year of			Complex	Directorship(s)
Birth and Position(s) Held	Trustee/Director	Principal Occupation(s)	Overseen by	Held by
with the Funds	Since	During Past 5 Years	Trustee/Director	Trustee/Director

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).
Philip A. Taylor(2) — 1954 Trustee/Director, President and Principal Executive Officer	2010	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc.: and Director and President, Van Kampen Advisors, Inc.	194	None
Formerly: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); director and President, AIM GP Canada Inc. (general partner for limited partnerships); Director and Chief Executive Officer, Invesco Trimark Dealer Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
Wayne W. Whalen(3) — 1939 Trustee/Director	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	212	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees/Directors
			Number of	Other
			Funds in Fund	Trusteeship(s)/
Name, Year of			Complex	Directorship(s)
Birth and Position(s) Held	Trustee/Director	Principal Occupation(s)	Overseen by	Held by
with the Funds	Since	During Past 5 Years	Trustee/Director	Trustee/Director

Bruce L. Crockett — 1944 Trustee/Director and Chair	2010	Chairman, Crockett Technology Associates (technology consulting company). Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company).	194	ACE Limited (insurance company); and Investment Company Institute.

Independent Trustees/Directors
			Number of	Other
			Funds in Fund	Trusteeship(s)/
Name, Year of			Complex	Directorship(s)
Birth and Position(s) Held	Trustee/Director	Principal Occupation(s)	Overseen by	Held by
with the Funds	Since	During Past 5 Years	Trustee/Director	Trustee/Director

David C. Arch — 1945 Trustee/Director	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	212	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.
Bob R. Baker — 1936 Trustee/Director	2010	Retired. Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation.	194	None
Frank S. Bayley — 1939 Trustee/Director	2010	Retired. Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie.	194	None
James T. Bunch — 1942 Trustee/Director	2010	Managing Member, Grumman Hill Group LLC (family office private equity management). Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	194	Vice Chairman of the Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society.
Rod Dammeyer — 1940 Trustee/Director	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	212	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee/Director	2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company).	194	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company).
Jack M. Fields — 1952 Trustee/Director	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit).	194	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives.
Carl Frischling — 1937 Trustee/Director	2010	Partner, law firm of Kramer Levin Naftalis and Frankel LLP.	194	Director, Reich & Tang Funds (6 portfolios)
Prema Mathai-Davis — 1950 Trustee/Director	2010	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	194	None
Larry Soll — 1942 Trustee/Director	2010	Retired. Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company).	194	None

Independent Trustees/Directors
			Number of	Other
			Funds in Fund	Trusteeship(s)/
Name, Year of			Complex	Directorship(s)
Birth and Position(s) Held	Trustee/Director	Principal Occupation(s)	Overseen by	Held by
with the Funds	Since	During Past 5 Years	Trustee/Director	Trustee/Director

Hugo F. Sonnenschein — 1940 Trustee/Director	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	212	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.
Raymond Stickel, Jr. — 1944 Trustee/Director	2010	Retired. Formerly, Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche.	194	None

(1)	Mr. Flanagan is considered an interested person of the Funds because he is an adviser to the board of directors of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.

(2)	Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the Adviser.

(3)	Mr. Whalen is considered an interested person of the Funds because he is Of Counsel at the law firm that serves as legal counsel to the Invesco Van Kampen closed-end funds, for which the Adviser also serves as investment adviser.

Board Leadership Structure

The Board will be composed of sixteen Trustees/Directors, including thirteen Trustees/Directors who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees/Directors” and each an “Independent Trustee/Director”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met nine times during the twelve months ended February 28, 2011. As discussed below, the Board has established committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee/Director to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees/Directors generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to a Fund’s charter documents, the designation of Chairman does not impose on such Independent Trustee/Director any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Board.

Board Qualifications and Experience

Interested Trustees/Directors.

Martin L. Flanagan, Trustee/Director.  Martin Flanagan has been a member of the Board since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd. Mr. Flanagan joined Invesco Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Anderson & Co. Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and is a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.

Philip A. Taylor, Trustee/Director.  Philip Taylor has been a member of the Board since 2006. Mr. Taylor has been the head of Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002. Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker, Investors Group Securities, from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.

Wayne W. Whalen, Trustee/Director.  Mr. Whalen has been a member of the Board since 2010. Mr. Whalen is Of Counsel and, prior to 2010, was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Whalen is a Director of the Abraham Lincoln Presidential Library Foundation. From 1995 to 2010, Mr. Whalen served as Director and Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Whalen’s experience as a law firm partner and his experience as a director of investment companies benefits the Funds.

Independent Trustees/Directors.

David C. Arch, Trustee/Director.  Mr. Arch has been a member of the Board since 2010. Currently, Mr. Arch is the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago and member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.

Bob R. Baker, Trustee/Director.  Bob R. Baker has been a member of the Board since 1982. Mr. Baker currently is Manager, USA Signs International LLC and China Consulting Connection LLC. Previously, Mr. Baker was president and chief executive officer of AMC Cancer Research Center in Denver, Colorado. He previously served as Chief Executive Officer and Chairman, First Columbia Financial Corporation and its operating subsidiaries, based in Englewood, Colorado.

The Board believes that Mr. Baker’s experience as the CEO of a financial institution and familiarity with the financial services industry benefits the Funds.

Frank S. Bayley, Trustee/Director.  Frank S. Bayley has been a member of the Board since 1985. Mr. Bayley is a business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle. Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee and Overseer of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceana and Africa of the Museum of Fine Arts, Boston. Mr. Bayley is a retired partner of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007.

The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer benefits the Funds.

James T. Bunch, Trustee/Director.  James T. Bunch has been a member of the Board since 2000. From 1988 to 2010 Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning and Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm. At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.

The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Funds.

Bruce K. Crockett, Trustee/Director and Chair.  Bruce L. Crockett has been a member of the Board since 1978, and has served as Independent Chair of the Board since 2004. Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company. Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ACE Limited, a Zurich-based insurance company. He is a life trustee of the University of Rochester Board of Directors.

The Board elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

Rod Dammeyer, Trustee/Director.  Rod Dammeyer has been a member of the Board since 2010. Since 2001, Mr. Dammeyer has been President of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Chief Executive Officer of Anixter International; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial

Officer of Northwest Industries, Inc. Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm. Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer served as a Trustee of The Scripps Research Institute; and a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Funds.

Albert R. Dowden, Trustee/Director.  Albert R. Dowden has been a member of the Board since 2000. Mr. Dowden retired at the end of 1998 after a 24-year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo. Since retiring, Mr. Dowden continues to serve on the board of the Reich & Tang Funds and also serves on the boards of Homeowners of America Insurance Company and its parent company, as well as Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years, as well as several other not-for-profit organizations. Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance.

The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Funds.

Jack M. Fields, Trustee/Director.  Jack M. Fields has been a member of the Board since 1997. Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act. Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. Mr. Fields also serves as a Director of Administaff (NYSE: ASF), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.

Carl Frischling, Trustee/Director.  Carl Frischling has been a member of the Board since 1977. Mr. Frischling is senior partner of the Financial Services Group of Kramer Levin, a law firm that represents the Funds’ Independent Trustees/Directors. He is a pioneer in the field of bank-related mutual funds and has counseled clients in developing and structuring comprehensive mutual fund complexes. Mr. Frischling also advises mutual funds and their independent trustees/directors on their fiduciary obligations under federal securities laws. Prior to his practicing law, he was chief administrative officer and general counsel of a large mutual fund complex that included a retail and institutional sales force, investment counseling and an internal transfer agent. During his ten years with the organization, he developed business expertise in a number of areas within the financial services complex. He served on the Investment Company Institute board and was involved in ongoing matters with all of the regulatory areas overseeing this industry. Mr. Frischling is a board member of the Mutual Fund Director’s Forum. He also serves as a Trustee of the Reich & Tang Funds, a registered investment company. Mr. Frischling serves as a Trustee of the Yorkville Youth Athletic Association and is a member of the Advisory Board of Columbia University Medical Center.

The Board believes that Mr. Frischling’s experience as an investment management lawyer and his long involvement with investment companies benefits the Funds.

Dr. Prema Mathai-Davis, Trustee/Director.  Dr. Prema Mathai-Davis has been a member of the Board since 1998. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the New York Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis extensive experience in running public and charitable institutions benefits the Funds.

Dr. Larry Soll, Trustee/Director.  Dr. Larry Soll has been a member of the Board since 1997. Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a biotechnology company, in Boulder, Colorado. He was also a faculty member at the University of Colorado (1974-1980).

The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Funds.

Hugo F. Sonnenschein, Trustee/Director.  Hugo F. Sonnenschein has been a member of the Board since 2010. Mr. Sonnenschein is the President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago. Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Funds.

Raymond Stickel, Jr., Trustee/Director.  Raymond Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services to several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the firm’s Accounting and Auditing Executive Committee.

The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight Committees (as defined and further described below). These Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.

Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer. In addition, the Audit Committee of the Board meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the sub-committees of the Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Funds of the investment in particular securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

The Adviser provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year end financial statement.

The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under U.S. Securities and Exchange Commission (SEC) rules, the Independent Trustees/Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.

Remuneration of Trustees/Directors

Each Trustee/Director who is not an employee or officer of the Adviser is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee/Director also serves as a Trustee/Director of other Invesco Funds. Each such Trustee/Director receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee/Director, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

The Trustees/Directors have adopted a retirement plan for the Trustees/Directors who are not employees of the Adviser, which is secured by the Funds. The Trustees/Directors also have adopted a retirement policy that permits each non-Invesco-affiliated Trustee/Director to serve until December 31 of the year in which the Trustee/Director turns 75. A majority of the Trustees/Directors may extend from time to time the retirement date of a Trustee/Director.

Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee/Director serves (each, a “Covered Fund”), for each Trustee/Director who is not an employee or officer of the Adviser, who became a Trustee/Director prior to December 1, 2008, and who has at least five years of credited service as a Trustee/Director (including service to a predecessor fund) of a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s/Director’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee/Director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee/Director. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee/Director or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s/Director’s credited years of service. If a Trustee/Director dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s/Director’s designated beneficiary for the same length of time that the Trustee/Director would have received the payments based on his or her service or, if the Trustee/Director has elected, in a discounted lump sum payment. A Trustee/Director must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A Trustee/Director may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements.  Edward K. Dunn (a former Trustee/Director of funds in the Invesco fund complex), Messrs. Crockett, Fields and Frischling, and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the “Deferring Trustees/Directors”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees/Directors have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees/Directors. Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee/Director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees/Directors have the status of unsecured creditors of the Funds and of each other Invesco Fund from which they are deferring compensation.

Information on the compensation of the Trustees/Directors is included in Annex B.

Board Committees and Meetings

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, and the Valuation, Distribution and Proxy Voting Oversight Committee (the “Committees”).

The members of the Audit Committee are Messrs. David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer (Vice Chair), Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee’s primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds’ independent registered public accountants to the Adviser and certain affiliates of the Adviser; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds’ audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds’ shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds’ accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds’ net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. The Audit Committee held thirteen meetings during the twelve months ended February 28, 2011.

The members of the Compliance Committee are Messrs. Bayley, Bunch, Dammeyer (Vice Chair), Stickel and Dr. Soll (Chair). The Compliance Committee is responsible for: (i) recommending to the Board and the Independent Trustees/Directors the appointment, compensation and removal of the Funds’ CCO; (ii) recommending to the Independent Trustees/Directors the appointment, compensation and removal of the Funds’ Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco and INVESCO Funds Group, Inc.; (iii) reviewing any report prepared by a third party who is not an interested person of the Adviser, upon the conclusion by such third party of a compliance review of the Adviser; (iv) reviewing all reports on compliance matters from the Funds’ CCO, (v) reviewing all recommendations made by the Senior Officer regarding the Adviser’s compliance procedures, (vi) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of the Adviser’s fiduciary duties to Fund shareholders and of the Adviser’s Code of

Ethics; (vii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (viii) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (ix) receiving and reviewing quarterly reports on the activities of the Adviser’s Internal Compliance Controls Committee; (x) reviewing all reports made by the Adviser’s CCO; (xi) reviewing and recommending to the Independent Trustees/Directors whether to approve procedures to investigate matters brought to the attention of the Adviser’s ombudsman; (xii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Funds or their service providers; and (xiii) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Adviser, the CCO, the Senior Officer and/or the Compliance Consultant. The Compliance Committee held six meetings during the twelve months ended February 28, 2011.

The members of the Governance Committee are Messrs. Arch, Bob R. Baker, Crockett, Albert R. Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling, Hugo F. Sonnenschein and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as Independent Trustees/Directors for (a) election as Trustees/Directors in connection with meetings of shareholders of the Funds that are called to vote on the election of Trustees/Directors, (b) appointment by the Board as Trustees/Directors in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all Trustees/Directors; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the Independent Trustees/Directors; (vii) overseeing the selection of independent legal counsel to the Independent Trustees/Directors; (viii) reviewing and approving the compensation paid to independent legal counsel to the Independent Trustees/Directors; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board. The Governance Committee’s charter is available at www.invesco.com/us.

The Governance Committee will consider nominees recommended by a shareholder to serve as Trustee/Director, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which Trustees/Directors will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in each Fund’s bylaws require that any shareholder of a Fund desiring to nominate a Trustee/Director for election at a shareholder meeting must submit to the Fund’s Secretary the nomination in writing not later than the close of business on the later of the 60th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 90th day prior to the shareholder meeting. The Governance Committee held six meetings during the twelve months ended February 28, 2011.

The members of the Investments Committee are Messrs. Arch, Baker (Vice Chair), Bayley (Chair), Bunch (Vice Chair), Crockett, Dammeyer, Dowden, Fields, Martin L. Flanagan, Frischling, Sonnenschein, Stickel, Philip A. Taylor, Wayne W. Whalen, and Drs. Mathai-Davis (Vice Chair) and Soll. The Investments Committee’s primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by the Adviser and the Sub-Advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Boards and the Independent Trustees/Directors take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time. The Investments Committee held six meetings during the twelve months ended February 28, 2011.

The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Dowden, Fields, Frischling (Chair), Sonnenschein (Vice Chair), Whalen and Dr. Mathai-Davis. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the Funds (i) in the valuation of the Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Funds, (iii) in the review of existing distribution arrangements for the Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the Funds.

The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto, (iii) reviewing the reports described in the Pricing Procedures and other information from the Adviser regarding fair value determinations made pursuant to the Pricing Procedures by the Adviser’s internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of the Adviser’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of the Adviser evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of the Adviser, assisting the Adviser’s internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the “Liquidity Procedures”) and other information from the Adviser regarding liquidity determinations made pursuant to the Liquidity Procedures by the Adviser and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution and marketing, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the Funds regarding distribution and marketing of the Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the “Guidelines”) and the Proxy Policies and Procedures (the “Proxy Procedures”) by the Adviser and the Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by the Adviser and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting the Adviser in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded the Valuation Committee, which existed prior to 2008. The Valuation, Distribution and Proxy Oversight Committee held five meetings during the twelve months ended February 28, 2011.

Trustees/Directors are encouraged to attend shareholder meetings, but the Board has no set policy requiring Board member attendance at meetings.

Shareholder Communications

Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for the Board or for a Trustee/Director by addressing the communication directly to the Board or individual Trustee/Director and/or otherwise clearly indicating that the communication is for the Board or individual Trustee/Director and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee/Director at the address specified for such Trustee/Director above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Board recommends a vote “FOR ALL” of the nominees.

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees/Directors and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers receive no compensation from the Funds but may also be officers or employees of the Adviser or of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth
and Position(s) Held	Officer
with the Funds	Since	Principal Occupation(s) During Past 5 Years

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, Invesco Funds.
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Name, Year of Birth
and Position(s) Held	Officer
with the Funds	Since	Principal Occupation(s) During Past 5 Years

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).
		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).
Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

Shareholder Information

The persons who, according to publicly available filings with the SEC, held of record more than 5% of the Common Shares or Preferred Shares of a Fund as of May 27, 2011 are set forth in Annex C. To the knowledge of each Fund, no other person owns, directly or beneficially, 5% or more of the Common Shares or Preferred Shares of any Fund. As of May 27, 2011, no Trustee/Director or executive officer owned, directly or beneficially, Common Shares or Preferred Shares of any Fund. As of May 27, 2011, each Trustee/Director beneficially owned equity securities of other funds in the Invesco Fund Complex overseen by the Trustees/Directors in the dollar range amounts specified in Annex D.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds’ Trustees/Directors, officers, and investment advisers, affiliated persons of the investment advisers, and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the exchange on which they are listed, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by

SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees/Directors, its officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.

Independent Registered Public Accounting Firm

The Board of each Fund, including a majority of the Independent Trustees/Directors, appointed, effective June 1, 2010, PricewaterhouseCoopers, LLP (“PWC”) as the independent registered public accounting firm of each Fund. Each Fund’s independent registered public accounting firm prior to May 31, 2010 was Deloitte & Touche LLP (“D&T” or the “Prior Auditor”). The audit committee of each Fund recommended and approved the decision to change each Fund’s independent registered public accounting firm and such decision was approved by each Fund’s Board, including a majority of the Independent Trustees/Directors, in connection with the change in control of the Fund’s investment adviser, and the Adviser becoming investment adviser to each Fund (“Change in Control”). The Change in Control resulted in the Prior Auditor being prohibited from being engaged by the Funds as independent registered public accountants for the Funds’ fiscal years ended after May 31, 2010 because of certain business relationships between the accountants and certain affiliates of the Funds’ new investment adviser, the Adviser, or its affiliated companies that are not permitted under the auditor independence requirements in Rule 2-01 of Regulation S-X. The Funds’ Board believes that there are operational efficiencies in having one auditor for all Invesco Funds.

Concurrent with the effective date of the Change in Control, the Prior Auditor resigned as the independent registered public accounting firm of each Fund.

The Prior Auditor’s report on the financial statements of each Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused it to make reference to that matter in connection with its report for any Fund.

Audit and Other Fees

The Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (“Covered Entities”), were billed the amounts listed in Annex E by PwC and the Prior Auditor during each Fund’s stub fiscal year ended February 28, 2011 and the two prior fiscal years.

The audit committee of each Board has considered whether the provision of non-audit services performed by PwC to the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services. The audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds and 100% of such services were pre-approved by the audit committee pursuant to the audit committee’s pre-approval policies and procedures. The Board’s pre-approval policies and procedures are included as part of the Board’s audit committee charter, which is available at www.invesco.com/us.

The Audit Committee of each Fund reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In the course of its discussions, the Audit Committee discussed with PwC any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of each Fund that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC. The Audit Committee received the written disclosures and the letter from PwC required under Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with PwC its independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of PwC in the Fund. As disclosed above, the members of the Audit Committee are currently Messrs. David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer (Vice Chair), Raymond Stickel, Jr. (Chair) and Dr. Larry Soll.

It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Expenses

The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies will be borne by the Funds. To the extent the expenses are not billed by a Fund, they will be allocated among the Funds. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agents of the Funds and by dealers or their representatives. The Funds have also retained The Altman Group, Inc. (“The Altman Group”), a professional proxy solicitation firm, to assist in any additional proxy solicitation. As the date of the Meeting approaches, certain shareholders may receive a telephone call from a representative of The Altman Group if their votes have not yet been received. The estimated cost of solicitation by The Altman Group is approximately $1,500 per Fund.

Shareholder Proposals

Shareholder proposals intended to be presented at the year 2012 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund’s Secretary at the Fund’s principal executive offices by February 6, 2012, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. If a shareholder wishes to make a proposal at the year 2012 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than April 13, 2012 and not later than May 15, 2012. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the respective Fund’s Secretary at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: Secretary.

General

Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

/s/ John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary

June 6, 2011

ANNEX A

Funds Participating in the Meeting

The following list sets forth the Invesco closed-end Funds participating in the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046 on July 14, 2011, at 3:00 p.m. C.D.T. A Fund’s stock symbol is sometimes used to identify a specific Fund in this Joint Proxy Statement. Information in the table is as of May 18, 2011, the Record Date.

		Number of
		Common
	Stock	Shares	Number of Preferred
Legal Name	Symbol	Outstanding	Shares Outstanding

Invesco California Insured Municipal Income Trust	IIC	10,467,280	919
Invesco California Quality Municipal Securities	IQC	8,787,475	695
Invesco High Yield Investments Fund, Inc.	MSY	11,643,365	0
Invesco Insured California Municipal Securities	ICS	3,399,954	0
Invesco Insured Municipal Bond Trust	IMC	3,942,543	363
Invesco Insured Municipal Income Trust	IIM	20,694,674	1,641
Invesco Insured Municipal Securities	IMS	6,591,385	0
Invesco Insured Municipal Trust	IMT	17,484,370	1,301
Invesco Municipal Income Opportunities Trust	OIA	19,620,473	0
Invesco Municipal Income Opportunities Trust II	OIB	16,184,386	0
Invesco Municipal Income Opportunities Trust III	OIC	8,501,253	0
Invesco Municipal Premium Income Trust	PIA	16,666,875	675
Invesco New York Quality Municipal Securities	IQN	4,030,280	306
Invesco Quality Municipal Income Trust	IQI	23,505,263	2,753
Invesco Quality Municipal Securities	IQM	13,454,167	1,100

Each Fund, except Invesco High Yield Investments Fund, Inc., is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. Invesco High Yield Investments Fund, Inc. is a Maryland corporation.

A-1

ANNEX B

Set forth below is information regarding compensation paid or accrued for each Trustee/Director of the Funds who was not affiliated with the Adviser during the fiscal year ended February 28, 2011.

			Estimated
		Pension or	Annual	Total
		Retirement	Benefits from	Compensation
	Aggregate	Benefits	Invesco	Before
	Compensation	Accrued by	Funds	Deferral from
	from the	All Invesco	Upon	Invesco
Name of Trustee/Director	Funds(1)	Funds(2)	Retirement(3)	Funds(4)

Interested Trustees/Directors
Wayne W. Whalen(5)	$9,004	$—	$—	$327,499
Independent Trustees/Directors
David C. Arch(5)	9,474	—	—	320,944
Bob R. Baker	9,071	108,746	244,051	295,850
Frank S. Bayley	11,900	105,795	192,000	350,950
James T. Bunch	10,816	145,546	192,000	310,550
Bruce L. Crockett	19,479	100,134	192,000	606,800
Rod Dammeyer(5)	9,365	—	—	335,749
Albert R. Dowden	11,287	143,542	192,000	340,200
Jack M. Fields	8,272	142,508	192,000	268,250
Carl Frischling(6)	9,544	108,746	192,000	312,700
Prema Mathai-Davis	9,071	138,797	192,000	295,850
Lewis F. Pennock(7)	8,129	101,519	192,000	268,250
Larry Soll	10,231	163,515	213,723	318,150
Hugo F. Sonnenschein(5)	9,004	—	—	310,166
Raymond Stickel, Jr.	10,559	114,085	192,000	341,300

(1)	The total amount of compensation deferred by all Trustees/Directors of the Funds during the fiscal year ended February 28, 2011, including earnings, was $24,681.

(2)	During the fiscal year ended February 28, 2011, the total amount of expenses allocated to the Funds in respect of such retirement benefits was $11,987.

(3)	These amounts represent the estimated annual benefits payable by the Funds upon the Trustees’/Directors’ retirement and assumes each Trustee/Director serves until his or her normal retirement date.

(4)	All Trustees/Directors, except Messrs. Arch, Dammeyer, Sonnenschein and Whalen, currently serve as Trustees of 29 registered investment companies advised by the Adviser. Messrs. Arch, Dammeyer, Sonnenschein and Whalen currently serve as Trustees of 47 registered investment companies advised by the Adviser.

(5)	Messrs. Arch, Dammeyer, Sonnenschein and Whalen were elected as Trustees/Directors of the Funds effective June 15, 2010.

(6)	During the fiscal year ended February 28, 2011, the Funds paid $10,451 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the Independent Trustees/Directors of the Funds. Mr. Frischling is a partner of such firm.

(7)	Effective as of the close of business on March 31, 2011, Mr. Lewis F. Pennock resigned as a Trustee/Director.

B-1

ANNEX C

Security Ownership of Certain Beneficial Owners

According to disclosure publicly filed with the SEC, as of May 27, 2011, the following record owners of Common Shares or Preferred Shares of each Fund held, directly or beneficially, the Share percentages indicated below.

Invesco California Insured Municipal Income Trust

Common Shares First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation	Wheaton, IL	10.8%
Preferred Shares Wells Fargo and Company and affiliates	San Francisco, CA	6.46%
Bank of America Corporation and affiliates	Charlotte, NC	63.1%
UBS AG and affiliates	Zurich, Switzerland	12.62%
Invesco California Quality Municipal Securities
Common Shares First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation	Wheaton, IL	7.5%
Preferred Shares Bank of America Corporation and affiliates	Charlotte, NC	50.8%
Invesco Insured California Municipal Securities
Common Shares Private Management Group, Inc.	Irvine, CA	7.6%
Invesco High Yield Investments Fund, Inc.
Common Shares First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation	Wheaton, IL	18.7%
Invesco Insured Municipal Bond Trust
Preferred Shares Brigade Capital Management, LLC and affiliates	New York, NY	40.5%
Bank of America Corporation and affiliates	Charlotte, NC	37.5%
UBS AG and affiliates	Zurich, Switzerland	12.67%
Invesco Insured Municipal Income Trust
Common Shares First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation	Wheaton, IL	8.0%
Preferred Shares Brigade Capital Management, LLC and affiliates	New York, NY	23.5%
Bank of America Corporation and affiliates	Charlotte, NC	56.7%
Invesco Insured Municipal Trust
Common Shares First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation	Wheaton, IL	9.0%
Preferred Shares Brigade Capital Management, LLC and affiliates	New York, NY	21.8%
Bank of America Corporation and affiliates	Charlotte, NC	47.0%
UBS AG and affiliates	Zurich, Switzerland	6.46%
Invesco Municipal Premium Income Trust
Preferred Shares Bank of America Corporation and affiliates	Charlotte, NC	64.6%
UBS AG and affiliates	Zurich, Switzerland	8.44%
Invesco New York Quality Municipal Securities
Common Shares Karpus Management, Inc., d/b/a Karpus Investment Management	Pittsford, NY	7.02%
Preferred Shares Bank of America Corporation and affiliates	Charlotte, NC	74.2%
UBS AG and affiliates	Zurich, Switzerland	13.4%
Invesco Quality Municipal Income Trust
Common Shares First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation	Wheaton, IL	9.5%
Preferred Shares Brigade Capital Management, LLC and affiliates	New York, NY	23.9%
Bank of America Corporation and affiliates	Charlotte, NC	51.3%
UBS AG and affiliates	Zurich, Switzerland	9.66%
Invesco Quality Municipal Securities
Preferred Shares Bank of America Corporation and affiliates	Charlotte, NC	56.8%

C-1

ANNEX D

Trustee/Director Beneficial Ownership of Securities

The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Invesco Fund Complex owned as of December 31, 2010 by each Trustee/Director.

Aggregate Dollar Range of Equity
Securities in all Registered
	Aggregate dollar range of	Investment Companies Overseen
	Equity Securities of the Funds	by Trustee/Director in the
Name of Trustee/Director	owned by Trustee/Director	Invesco Fund Complex

Interested Trustees/Directors
Martin L. Flanagan	None	Over $100,000
Philip A. Taylor	None	None
Wayne W. Whalen	None	Over $100,000
Independent Trustees/Directors
David C. Arch	None	$50,001-$100,000
Bob R. Baker	None	Over $100,000
Frank S. Bayley	None	Over $100,000
James T. Bunch	None	Over $100,000	(1)
Bruce L. Crockett	None	Over $100,000	(1)
Rod Dammeyer	None	Over $100,000
Albert R. Dowden	None	Over $100,000
Jack M. Fields	None	Over $100,000	(1)
Carl Frischling	None	Over $100,000	(1)
Prema Mathai-Davis	None	Over $100,000	(1)
Larry Soll	None	Over $100,000	(1)
Hugo F. Sonnenschein	None	Over $100,000
Raymond Stickel, Jr.	None	Over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee/Director at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

D-1

ANNEX E

Audit and Other Fees for the last two fiscal years of each Fund:

The Adviser and any Covered Entities were billed the amounts listed below by PricewaterhouseCoopers LLP and Deloitte & Touche LLP during each Fund’s last two fiscal years and during the stub fiscal period ended February 28, 2011, as applicable. Deloitte & Touche LLP served as the Funds’ auditor for the fiscal years ended before June 1, 2010.

			Non-Audit Fees
	Fiscal		Audit
	Year	Audit	Related			Total Non-
Fund	End	Fees	Fees(1)	Tax Fees(2)	All Other	Audit	Total

Invesco California Insured Municipal Income Trust	11/01/10 to 02/28/11	$19,250	$4,000	$2,300	—	$6,300	$25,550
	10/31/10	$35,000	—	$4,300	—	$4,300	$39,300
	10/31/09	$38,450	$6,000	$5,501	—	$11,501	$49,951
Invesco California Quality Municipal Securities	11/01/10 to 02/28/11	$19,250	$4,000	$2,300	—	$6,300	$25,550
	10/31/10	$35,000	—	$4,300	—	$4,300	$39,300
	10/31/09	$38,450	$6,000	$5,501	—	$11,501	$49,951
Invesco High Yield Investments Fund, Inc.	01/01/11 to 02/28/11	$12,250	—	$2,800	—	$2,800	$15,050
	12/31/10	$35,000	—	$6,000	—	$6,000	$41,000
	12/31/09	$57,200	—	$3,380	—	$3,380	$60,580
Invesco Insured California Municipal Securities	11/01/10 to 02/28/11	$16,445	—	$2,300	—	$2,300	$18,745
	10/31/10	$29,900	—	$4,300	—	$4,300	$34,200
	10/31/09	$38,450	—	$5,501	—	$5,501	$43,951
Invesco Insured Municipal Bond Trust	11/01/10 to 02/28/11	$19,250	$4,000	$2,300	—	$6,300	$25,550
	10/31/10	$35,000	—	$4,300	—	$4,300	$39,300
	10/31/09	$38,450	$6,000	$5,501	—	$11,501	$49,951
Invesco Insured Municipal Income Trust	11/01/10 to 02/28/11	$19,250	$4,000	$2,300	—	$6,300	$25,550
	10/31/10	$35,000	—	$4,300	—	$4,300	$39,300
	10/31/09	$38,450	$6,000	$5,501	—	$11,501	$49,951
Invesco Insured Municipal Securities	11/01/10 to 02/28/11	$16,445	—	$2,300	—	$2,300	$18,745
	10/31/10	$29,900	—	$4,300	—	$4,300	$34,200
	10/31/09	$38,450	—	$5,501	—	$5,501	$43,951
Invesco Insured Municipal Trust	11/01/10 to 02/28/11	$19,250	$4,000	$2,300	—	$6,300	$25,550
	10/31/10	$35,000	—	$4,300	—	$4,300	$39,300
	10/31/09	$38,450	$6,000	$5,501	—	$11,501	$49,951
Invesco Municipal Income Opportunities Trust	06/01/10 to 02/28/11	$22,425	—	$2,300	—	$2,300	$24,725
	05/31/10	$34,400	—	$6,965	—	$6,965	$41,365
	05/31/09	$39,125	—	$5,165	—	$5,165	$44,290
Invesco Municipal Income Opportunities Trust II	02/28/11	$29,900	—	$4,300	—	$4,300	$34,200
	02/28/10	$39,200	—	$5,165	—	$5,165	$44,365
Invesco Municipal Income Opportunities Trust III	04/01/10 to 02/28/11	$29,900	—	$4,300	—	$4,300	$34,200
	03/31/10	$38,000	—	$5,165	—	$5,165	$43,165
	03/31/09	$40,400	—	$5,165	—	$5,165	$45,565
Invesco Municipal Premium Income Trust	06/01/10 to 02/28/11	$26,250	—	$2,300	—	$2,300	$28,550
	05/31/10	$39,500	—	$6,965	—	$6,965	$46,465
	05/31/09	$40,125	—	$5,165	—	$5,165	$45,290
Invesco New York Quality Municipal Securities	11/01/10 to 02/28/11	$19,250	$4,000	$2,300	—	$6,300	$25,550
	10/31/10	$35,000	—	$4,300	—	$4,300	$39,300
	10/31/09	$38,450	$6,000	$5,501	—	$11,501	$49,951
Invesco Quality Municipal Income Trust	11/01/10 to 02/28/11	$19,250	$4,000	$2,300	—	$6,300	$25,550
	10/31/10	$35,000	—	$4,300	—	$4,300	$39,300
	10/31/09	$38,450	$6,000	$5,501	—	$11,501	$49,951
Invesco Quality Municipal Securities	11/01/10 to 02/28/11	$19,250	$4,000	$2,300	—	$6,300	$25,550
	10/31/10	$35,000	—	$4,300	—	$4,300	$39,300
	10/31/09	$38,450	$6,000	$5,501	—	$11,501	$49,951
Covered Entities(3)	11/01/10 to 02/28/11	—	—	—	—	—	—
	10/31/10	—	—	—	—	—	—
	10/31/09	N/A	$6,909,000	$1,013,000	—	$7,922,000	$7,922,000

(1)	Audit-Related Fees represent assurance and related services that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the tax returns of the Funds, or, with respect to the information for Covered Entities, the tax returns of Covered Entities.

(3)	Covered Entities include the Adviser (excluding sub-advisers unaffiliated with the Adviser) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds.

E-1

MS-CE-PXY-1

Forms of Proxy Card

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. «FUND_NAME» (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 14, 2011 COMMON SHARES The undersigned holder of Common Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 14, 2011, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2011 Date PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on July 14, 2011. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/ICE22577 Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: Election of Trustees — The Board recommends a vote FOR ALL of the nominees listed: 1. FOR WITHHOLD FOR ALL Election of Trustees by holders of Common Shares: ALL ALL EXCEPT 01. David C. Arch 04. Larry Soll 02. Bob R. Baker 05. Philip A. Taylor 03. Frank S. Bayley 06. Wayne W. Whalen INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below. PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. «FUND_NAME» (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 14, 2011 COMMON SHARES The undersigned holder of Common Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 14, 2011, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2011 Date PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on July 14, 2011. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/ICE22577 Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: Election of Trustees — The Board recommends a vote FOR ALL of the nominees listed: 1. Election of Trustees by holders of Common Shares: 01. David C. Arch04. Philip A. Taylor02. Bob R. Baker 05. Wayne W. Whalen 03. Larry Soll FOR WITHHOLD FOR ALL ALL ALL EXCEPT INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below. PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. «FUND_NAME» (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 14, 2011 PREFERRED SHARES The undersigned holder of Preferred Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 14, 2011, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2011 Date PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USINGTHE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on July 14, 2011. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/ICE22577 Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: Election of Trustees — The Board recommends a vote FOR ALL of the nominees listed: Election of Trustees by holders of Preferred Shares: 01. David C. Arch 04. Larry Soll 02. Bob R. Baker 05. Philip A. Taylor 03. Frank S. Bayley 06. Wayne W. Whalen FOR WITHHOLD FOR ALL ALL ALL EXCEPT INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below. PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE SIGN AND DATE ON THE REVERSE SIDE